Certificate No. RS _____ (At-Will Employee Award) ARROW FINANCIAL CORPORATION 2022 Long-Term Incentive Plan RESTRICTED STOCK AWARD AGREEMENT (At-Will Employee) ____________________________________________________________________________________ Granted to: ____________ Date of Grant: ____________ Number of Shares of Restricted Stock: ____________ THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is entered into between Arrow Financial Corporation, a New York corporation (the “Company”), and ___________ (“Grantee”), who is a valued and trusted employee of the Company or a subsidiary of the Company, and has been granted an opportunity to receive the aggregate number of shares of Restricted Stock of the Company (“Restricted Stock”) identified above, subject to the terms and conditions set forth in this Agreement and in accordance with the Arrow Financial Corporation 2022 Long-Term Incentive Plan (the “Plan”), with the expectation that the provision of this award to Grantee will provide added incentive to work for the success of the Company and its subsidiaries. Unless otherwise indicated herein, all capitalized terms used herein shall have the same meaning given such terms in the Plan as in effect on the Date of Grant. The terms and conditions of said restricted stock award are as follows: 1. Grant of Restricted Stock. (a) As of the Date of Grant identified above, the Company hereby grants to Grantee the aggregate number of shares of Restricted Stock identified (the “Award”). (b) The Award is granted subject to the terms of this Agreement and the Plan, a copy of which has been made available to Grantee and shall be deemed a part of this Agreement as if fully set forth herein. If any provision of this Agreement conflicts with the expressly applicable terms of the Plan, the provisions of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be deemed to be amended to comply with the terms of the Plan. (c) This Agreement sets forth the terms of the agreement between Grantee and the Company with respect to the Award. By accepting the Award and executing this Agreement, Grantee agrees to be bound by all of the terms hereof. 2. Vesting. Subject to the provisions, exceptions and limitations set forth in this Agreement, including with respect to the requirement of continued Service, as defined below, the Restricted Stock shall vest over four years, 25% on each anniversary of the Date of Grant. 3. Restrictions on Transferability; Voting Rights. Until the Restricted Stock becomes vested as described in Section 2, the Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated by Grantee except in the event of Grantee's death (in which such case, Sections 8 and 10 shall apply). Grantee and any permitted transferee of any interest in the Award shall have voting rights as

Certificate No. RS _____ (At-Will Employee Award) a shareholder with respect to any Restricted Stock to which the Award relates from the Date of Grant and thereafter, including prior to vesting of the Restricted Stock. 4. Expiration of Restrictions. The restrictions on all of the Restricted Stock granted pursuant to this Agreement will expire and the Restricted Stock shall become transferable and non-forfeitable at the time such Restricted Stock has vested pursuant to this Agreement. 5. Value of Restricted Stock. Restricted Stock consists of shares of common stock, par value $1.00 per share of the Company (“Common Stock”), subject to the terms of this Agreement and the Plan. The “Fair Market Value” of a share of Common Stock as of any particular date is the closing price of a share of Common Stock on such date. 6. Issuance of Restricted Stock. The shares of Restricted Stock shall be held by the Company in the name of Grantee in book entry form until such Restricted Stock has vested pursuant to Section 2, subject to an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, as determined in the sole discretion of the Administrator. Once the Restricted Stock has vested, and subject to any applicable tax withholding, the Company shall register the Restricted Stock in Grantee’s name, free of restriction under this Agreement, promptly after, and only after, such Restricted Stock has vested pursuant to Section 2. 7. Dividends and Distributions. Grantee shall be entitled to receive all cash dividends and distributions (or payments in cash equivalent to such dividends or distributions) as may be declared and paid by the Company with respect to the Restricted Stock, subject to applicable tax withholding. 8. Termination of Award. The Award, to the extent not previously vested, shall terminate upon a Termination Event; provided, however, that the Award shall become vested under the following circumstances, in which such case, the Restricted Stock shall be free of the restrictions upon the applicable vesting date: (a) on the date of Grantee’s termination of Service, as a result of the death or Disability of Grantee; or (b) on the date of the Change of Control, in the event of a Change of Control; or (c) upon such other circumstance or circumstances arising after the Date of Grant and prior to termination of the Award as the Administrator may determine in its sole discretion from time to time as justifying such acceleration. Upon termination of the Award, all unvested shares of Restricted Stock under the Award shall be immediately forfeited to the Company along with any rights under this Agreement including any rights as a shareholder with respect to the Restricted Stock. Grantee’s “Service” shall mean (i) the full- or part-time employment of Grantee with the Company and/or its subsidiaries as an employee, (ii) the rendering of services by Grantee for the Company and/or its subsidiaries under a Qualifying Services Contract, as defined below, or (iii) as a director on the Company’s Board of Directors so long as there is no break in service between Grantee’s serving as an employee of the Company and/or its subsidiaries and Grantee’s service as a director of the Company. Service shall not be deemed to terminate for purposes of the Award due to a leave of absence required by law or otherwise granted by the Company or its subsidiaries or as a result of any transfer of the employment or service of Grantee between or among the Company and/or its subsidiaries or to any successor of the Company or its

Certificate No. RS _____ (At-Will Employee Award) subsidiaries incident to any merger or similar business combination involving the Company or its subsidiaries that does not constitute a Change of Control. A “Qualifying Services Contract” shall mean a written agreement between Grantee and the Company under which Grantee shall continue to render services for the Company and/or its subsidiaries for a specified period of time following a Termination Event (or following termination of a prior Qualifying Services Agreement), which agreement satisfies each of the following conditions: (i) the services to be rendered thereunder by Grantee shall qualify as “substantial,” as that term is defined and determined by the Administrator from time to time with such definition to be set forth or referenced in such agreement; (ii) Grantee in rendering such services shall be acting as or for an independent contractor and not as an employee of the Company and/or its subsidiaries; and (iii) there shall be no break in service between Grantee’s Service (or serving under a prior Qualifying Services Contract) and serving under such agreement. 9. Adjustments. If, after the Date of Grant, all issued and outstanding shares of Common Stock shall be increased or decreased in number, pursuant to stock dividends, stock splits, consolidations of shares, recapitalizations, mergers, consolidations, reorganizations, combinations or exchange of shares or similar transactions, the number of shares to which the Award theretofore related shall be appropriately adjusted by the Company to provide the same overall economic value to Grantee immediately after the occurrence of such event as existed immediately prior to the occurrence of such event (subject to applicable rules and regulations); provided, however, that if the Company shall issue additional shares of Common Stock for a consideration, no such adjustment shall be made. 10. Designation of Beneficiary. Grantee may designate a person or persons to receive the Award in the event of the death of Grantee. Any such designation must be made upon properly completed forms supplied by and returned to the Company and, once made, may be revoked only in writing. If Grantee fails to designate a beneficiary, the estate of Grantee or any heir or successor who by reason of Grantee’s death acquired the rights to the Award will be deemed to be the beneficiary of Grantee with respect to the Award. Any such person with rights under the Award shall possess all rights of Grantee under this Agreement with respect to such Award and shall remain subject to all the terms and conditions applicable thereto, including without limitation, the provisions of this Agreement. 11. Taxes and Withholding. The Company shall be entitled to withhold, and shall withhold, the minimum amount of any federal, state or local tax attributable to this Award (and may withhold such greater amount as is permissible under applicable tax, legal, accounting and other guidance), upon vesting of the shares of Restricted Stock, or pursuant to the occurrence of any other Taxable Event, after giving notice to Grantee as far in advance of the Taxable Event as practicable. Grantee is hereby notified that such withholding shall become due upon the occurrence of a taxable event (e.g., vesting of the Award in accordance with Sections 2 or 8 hereof, of upon a valid Section 83(b) election in accordance with Section 12 hereof). In any such case in which repayment or indemnification of such amount by or on behalf of Grantee is required, the Company may defer making delivery as to any Award until such repayment or indemnification is completed. Such withholding obligation of the Company may be satisfied by any reasonable method, including, by reducing the number of shares otherwise deliverable to or on behalf of Grantee on such Taxable Event by a number of shares having a Fair Market Value on the date of such Taxable Event equal to the amount of such withholding obligation. 12. Section 83(b) Election. Grantee hereby acknowledges that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Restricted Stock and the Fair Market Value of the Restricted Stock as of the date any restrictions on the Restricted Stock lapse. Grantee has been informed that, with respect to the shares of

Certificate No. RS _____ (At-Will Employee Award) Restricted Stock, Grantee may file an election with the Internal Revenue Service, within 30 days following the Date of Grant, electing pursuant to Section 83(b) of the Code (“Section 83(b)”) to be taxed currently on the Fair Market Value of the shares of Restricted Stock on the Date of Grant, in which case any future appreciation in the shares of Common Stock covered by the Award will be taxed as capital gains. Absent such an election, ordinary income will be measured and recognized by Grantee at the time or times which the Restricted Stock vests. Grantee is strongly encouraged to seek the advice of Grantee’s tax advisors connection with the advisability of the filing of the election under Section 83(b). Grantee further acknowledges that the Company has directed Grantee to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Grantee may reside and the tax consequences of Grantee’s death. GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO PREPARE AND FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON GRANTEE’S BEHALF (WHICH ELECTION THE COMPANY IS NOT IN ANY WAY RESPONSIBLE FOR). GRANTEE IS RELYING SOLELY ON GRANTEE’S ADVISORS AND NOT THE COMPANY WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION. A form of election under Section 83(b) is attached to this Award as Schedule I. By acceptance of this Agreement, Grantee agrees that if Grantee makes such an election, Grantee shall provide the Company with written notice thereof in accordance with the regulations promulgated under Section 83(b) of the Code within 5 business days of such election. 13. Grantee Representations and Warranties. Grantee represents, warrants, and agrees as follows, and the parties agree that the Company may rely on the same in consummating the issuance of any Common Stock pursuant to this Agreement: (a) Grantee is entering into this Agreement, and will acquire the Restricted Stock, solely on the basis of Grantee’s own familiarity with the Company and all relevant factors about the Company’s affairs, and neither the Company nor any agent of the Company has made any express or implied representations, covenants, or warranties to Grantee with respect to such matters. (b) Grantee is acquiring the Restricted Stock for Grantee’s own account for investment and not with a view to the resale or distribution of the Restricted Stock. (c) Grantee is willing and able to bear the economic risk of an investment in the Restricted Stock (in making this representation, attention has been given to whether Grantee can afford to hold the Restricted Stock for an indefinite period of time and whether, at this time, Grantee can afford a complete loss of the investment). 14. Other Terms and Conditions. (a) No Guaranty of Service. The granting of the Award will not confer upon Grantee any right to continued Service with the Company or its subsidiaries, nor will it interfere in any way with the right of the Company or its subsidiaries to terminate the employment of Grantee at any time, with or without cause. (b) Compliance with Laws and Company Policies or Guidelines. This Award and any issuance and transfer of shares of Common Stock hereunder shall be subject to (i)

Certificate No. RS _____ (At-Will Employee Award) applicable laws and regulations as are in effect from time to time, including all applicable requirements of federal and state securities laws, (ii) all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed and (iii) current or subsequently adopted policies or guidelines issued by the Company or the Board of Directors of the Company (or a duly authorized committee thereof), or as required by applicable law or any applicable securities exchange listings standards in each case, impacting such compensation or benefits pursuant to the terms of such applicable laws, regulations, policies or guidelines (e.g., clawback or incentive compensation recoupment policies, insider trading and/or stock ownership guidelines). No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws, stock exchange(s) and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. Grantee understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance. (c) Notice. All notices or other communications relating to the Plan and this Agreement as it relates to Grantee shall be in writing and shall be delivered electronically, personally or mailed (U.S. mail) by the Company to Grantee at the then current address as maintained by the Company or such other address as Grantee may advise the Company in writing. (d) Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement. (e) Amendment. Except as permitted by the Plan, this Agreement may not be amended, modified, terminated or otherwise altered except by the written consent of the Company and Grantee. (f) Entire Agreement. Except as otherwise provided herein, the Plan and this Agreement constitute the entire agreement between Grantee and the Company and supersede any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter of this Agreement. (g) Acceptance. Grantee hereby acknowledges receipt of a copy of the Plan, the related Prospectus and this Agreement. Grantee has read and understands the terms and provisions thereof, and accepts the Restricted Stock subject to all of the terms and conditions of the Plan, the Prospectus and this Agreement. Grantee acknowledges that there may be adverse tax consequences upon the grant or vesting of the Restricted Stock or disposition of the shares and that Grantee has been advised to consult a tax advisor prior to such grant, vesting or disposition. (h) Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form one agreement. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the

Certificate No. RS _____ (At-Will Employee Award) original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature. To the extent this Award is presented electronically, this Award shall be null and void unless Grantee electronically accepts this Award and this Agreement within Grantee’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect. [Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer as of the Date of Grant first above written. ARROW FINANCIAL CORPORATION By:____________________________________ Name:_________________________________ Title:__________________________________ ACKNOWLEDGED AND AGREED: ______________________________ [Grantee] Date: _________________________ Address: ______________________ ______________________ ______________________

8 Schedule I ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE OF 1986 The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below: 1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows: NAME OF TAXPAYER: NAME OF SPOUSE: ADDRESS: IDENTIFICATION NUMBER OF TAXPAYER: IDENTIFICATION NUMBER OF SPOUSE: TAXABLE YEAR: 2. The property with respect to which the election is made is described as follows: [INSERT]. 3. The date on which the property was transferred is: [INSERT]. 4. The property is subject to the following restrictions: [INSERT] 5. The aggregate fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: [INSERT]. 6. The amount, if any, paid for such property is: [INSERT].

9 The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner. Dated: [TAXPAYER] Dated: [SPOUSE]